UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02. Results of Operations and Financial Condition.

On March 22, 2018,  At Home Group Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s financial results for the thirteen weeks and fiscal year ended January 27, 2018.

In addition, on March 22, 2018, the Company announced that going forward, when presenting the non-GAAP measure Adjusted EBITDA, the Company will no longer adjust for costs associated with new store openings. When presenting the non-GAAP measure Store-level Adjusted EBITDA, the Company will continue, as it has done in prior SEC filings and earnings releases, to adjust for costs associated with new store openings.

In order to assist investors in understanding the impact of this change and for comparability purposes, attached as Exhibit 99.2 hereto and incorporated herein by reference is a recasting of the impacted non-GAAP measures to conform to the revised methodology for fiscal years 2018, 2017, 2016, 2015, 2014 and 2013, each quarter of fiscal year 2018 and the fourth quarter of fiscal year 2017.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description

99.1	Press Release of At Home Group Inc., dated March 22, 2018.

99.2	Recast of Non-GAAP Measures to Conform to the Revised Methodology

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: March 22, 2018	By:	/s/ JUDD T. NYSTROM
		Name:	Judd T. Nystrom
		Title:	Chief Financial Officer

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